SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 22, 2002
(Date of earliest event reported)

Commission File No.:  333-98129



                    Wells Fargo Asset Securities Corporation


        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                    (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by UBS Warburg LLC which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
   (99)                                  Collateral Term Sheets prepared by UBS
                                         Warburg LLC in connection with Wells
                                         Fargo Asset Securities Corporation,
                                         Mortgage Pass-Through Certificates,
                                         Series 2002-19.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES


October 22, 2002

                                       By:  /s/ Alan S. McKenney
                                            ------------------------------------
                                            Alan S. McKenney
                                            Vice President

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                                INDEX TO EXHIBITS

                                                             Paper (P) or
Exhibit No.            Description                           Electronic (E)
-----------            -----------                           --------------

   (99)                Collateral Term Sheets                E
                       prepared by UBS Warburg
                       LLC in connection with
                       Wells Fargo Asset
                       Securities Corporation,
                       Mortgage Pass-Through
                       Certificates, Series 2002-19.

Exhibit No. 99